                                                                                                              EXHIBIT 20
                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1998 for the Collection Period of April 1, through April 30, 1998
                                                                                              Certificate       Certificate
Original Deal Parameter                                                         Total           Percent           Balance
-----------------------                                                   ----------------   -------------   ----------------
Discounted Principal Balance                                              1,231,231,519.20
Aggregate Net Investment Value (ANIV)                                     1,231,231,519.20
Initial Certificate Balance                                                             -           100.00%  1,206,600,000.00
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  1.0000000
Certificate Rate
Weighted Average Coupon (WAC)                                                         7.66%
Weighted Average Remaining Term (WAM)                                                 35.8
Servicing Fee Percentage                                                              1.00%
Servicer Advance                                                              2,825,418.78
Servicer Payahead                                                             1,580,862.05
Reserve Fund:
  Initial Deposit Amount                                                     30,780,787.98
  Specified Reserve Fund Percentage                                                   2.50%
  Specified Reserve Fund Amount                                              30,780,787.98
  Trigger Percentage                                                                  5.00%
  Trigger Amount                                                             61,561,575.96

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance                                              1,231,229,903.59
Aggregate Net Investment Value                                            1,231,231,519.20
Certificate Balance                                                                                          1,206,600,000.00
Adjusted Certificate Balance                                                                                 1,206,600,000.00
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  1.0000000
Servicer Advances                                                             3,716,917.78
Servicer Pay Ahead Balance                                                    3,607,800.69
Maturity Advances Outstanding                                                           -
Cumulative Credit Losses to Date                                              3,616,406.45
Cumulative Reimbursed Credit Loss                                             3,616,406.45
Cumulative Residual Value (Gain) Loss                                            (1,781.42)
Cumulative Reimbursed Residual Value Losses                                             -
Certificate Principal Loss Amount                                                       -
Number of Current Contracts                                                         59,600
Weighted Average Coupon (WAC)                                                         7.64%
Weighted Average Remaining Term (WAM)                                                28.14

End of Period Balances:
-----------------------
  Discounted Principal Balance                                            1,231,227,958.74
  Aggregate Net Investment Value                                          1,231,231,519.20
  Certificate Balance                                                                                        1,206,600,000.00
  Adjusted Certificate Balance                                                                               1,206,600,000.00
  Percent of ANIV                                                                                                       98.00%
  Certificate Factor                                                                                                1.0000000
  Servicer Advances                                                           3,944,719.89
  Servicer Pay Ahead Balance                                                  3,427,291.19
  Cumulative Credit Losses to Date                                            4,319,679.80
  Cumulative Reimbursed Credit Loss                                           4,319,679.80
  Cumulative Residual Value (Gain) Loss                                          (2,769.39)
  Cumulative Reimbursed Residual Value Losses                                           -
  Certificate Principal Loss Amount                                                     -
  Maturity Advances Outstanding                                                         -
  Number of Current Contracts                                                       60,043
  Weighted Average Coupon (WAC)                                                       7.64%
  Weighted Average Remaining Term (WAM)                                              27.18


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1998 for the Collection Period of April 1, through April 30, 1998
                                                             Class A1         Class A1          Class A2         Class A2
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance                                        33.98%   410,000,000.00           53.87%    650,000,000.00
Percent of ANIV                                                                      33.30%                             52.79%
Certificate Factor                                                               1.0000000                          1.0000000
Certificate Rate                                                                      6.20%                              6.35%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                                         410,000,000.00                     650,000,000.00
Adjusted Certificate Balance                                                410,000,000.00                     650,000,000.00
Percent of ANIV                                                                      33.30%                             52.79%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance                                                       410,000,000.00                     650,000,000.00
  Adjusted Certificate Balance                                              410,000,000.00                     650,000,000.00
  Percent of ANIV                                                                    33.30%                             52.79%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1998 for the Collection Period of April 1, through April 30, 1998
                                                             Class A3         Class A3          Class B           Class B
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance                                         6.03%    72,750,000.00            6.12%     73,850,000.00
Percent of ANIV                                                                       5.91%                              6.00%
Certificate Factor                                                               1.0000000                          1.0000000
Certificate Rate                                                                      6.45%                              6.75%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                                          72,750,000.00                      73,850,000.00
Adjusted Certificate Balance                                                 72,750,000.00                      73,850,000.00
Percent of ANIV                                                                       5.91%                              6.00%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance                                                        72,750,000.00                      73,850,000.00
  Adjusted Certificate Balance                                               72,750,000.00                      73,850,000.00
  Percent of ANIV                                                                     5.91%                              6.00%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1998 for the Collection Period of April 1, through April 30, 1998
                                                                             Transferor
                                                                              Interest
Original Deal Parameter                                                        Balance
-----------------------                                                   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance                                                  24,631,519.20
Percent of ANIV                                                                       2.00%
Certificate Factor
Certificate Rate
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                                          24,631,519.20
Adjusted Certificate Balance                                                 24,631,519.20
Percent of ANIV                                                                       2.00%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance                                                        24,631,519.20
  Adjusted Certificate Balance                                               24,631,519.20
  Percent of ANIV                                                                     2.00%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1998 for the Collection Period of April 1, through April 30, 1998

Current Month Collection Activity
---------------------------------
Principal Collections                                       9,981,473.57
Prepayments in Full - Number                                         240
Prepayments in Full - Amount                                5,184,016.78
Reallocation - Number of Leases                                        8
Reallocation Payment                                          162,246.11
Interest Collections                                        9,897,775.46
Net Liquidation Proceeds and Recoveries                     3,970,417.25
Increase (Decrease) in Maturity Advances                             -
Net Liquidation Proceeds - Vehicle Sales                       60,337.25
Reimbursed Certificate Principal Losses                              -
Net Investment Income                                                -
                                                          --------------
Total Available                                            29,256,266.42


Increase (Decrease) in Servicer Advances                      227,802.11
(Increase) Decrease in PayAheads Held                         180,509.50
                                                                                                  ANIV
Current Month Operational Activity                           Vehicles                           Balance
----------------------------------                        --------------                     -------------
Inventory on Hand:
  Matured Lease Vehicle Inventory                                      3                         33,593.16
  Repossessed Vehicle Inventory                                      241                      5,141,113.90
                                                          --------------                     -------------
  Total Inventory on Hand                                            244                      5,174,707.06
                                                          ==============                    ==============

Residual Value (Gain) Loss:
  Matured Lease Vehicle Inventory Sold                                 3                         59,349.28
  Net Liquidation Proceeds                                                                      (60,337.25)       -
                                                                                             -------------
  Net Residual Value (Gain) Loss                                                                   (987.97)
                                                                                             =============
  Cumulative Residual Value (Gain) Loss all periods                                              (2,769.39)
                                                                                             =============
Liquidation of ChargeOffs and Repossessions:
  Liquidated Contracts                                               214
  Discounted Principal Balance                                                                4,673,690.60
  Net Liquidation Proceeds                                                                   (3,883,945.81)
  Recoveries - Previously Liquidated Contracts                                                  (86,471.44)
                                                                                             -------------
  Aggregate Credit Losses for the Collection Period                                             703,273.35
                                                                                            ==============
  Cumulative Credit Losses for all Periods                                                    4,319,679.80
  Repossessed in Current Period                                      168                    ==============

Delinquent Contracts:                                        Accounts          Percent            ANIV            Percent
                                                          --------------  ----------------   -------------   ----------------
  31-60 Days Delinquent                                              652              1.09%  13,446,401.03               1.09%
  61-90 Days Delinquent                                               74              0.12%   1,573,401.74               0.13%
 Over 90 Days Delinquent                                              31              0.05%     663,739.91               0.05%
                                                          --------------  ----------------   -------------   ----------------
  Total Delinquencies                                                757              1.26%  15,683,542.68               1.27%
                                                          ==============  ================   =============   ================

                                                                                                 Amount
                                                                                             -------------
Beginning Unreinvested Principal Collections                                                      1,615.61
  Current Month Principal Collections                                                        20,060,776.34
                                                                                             -------------
  Total Available                                                                            20,062,391.95
  Allocation to Subsequent Contracts and Lease Vehicles              905                     20,058,831.49
                                                                                             =============
  Ending Unreinvested Principal Collections                                                       3,560.46
                                                                                             =============




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1998 for the Collection Period of April 1, through April 30, 1998
                                                                                                 Annual
                                                                               Amount            Amount
Capped and Uncapped Expenses:                                             ----------------   -------------
   Capped Contingent and Excess Liability Premiums                               13,530.52      121,744.68
   Capped Titling Trust Administration Expenses                                   1,250.00       11,250.00
   Capped Securitization Trust Administration Expenses                              833.33        7,499.97
   Uncapped Titling Trust Administration Expenses
   Uncapped Securitization Trust Administration Expenses
                                                                          ----------------   -------------
      Total Capped and Uncapped Expenses                                         15,613.85      140,524.65
      Paid Expenses                                                              15,613.85      140,524.65
      Previous Unpaid Balance                                                           -               -
      Current Unpaid Balance                                                            -               -

Servicer's Fee Due:
  Due from Previous Periods                                                             -
  Due for this Period                                                         1,026,026.27
  Paid this Period                                                           (1,026,026.27)
  Servicer's Fee Balance Due                                                            -
Supplemental Servicer's Fees                                                    118,143.48


                                                                                                 Average
                                                                                                   Net        Average
Matured Vehicles Sold for                         Number       Scheduled            Sale       Liquidation    Residual
each Collection Period:                            Sold       Maturities           Ratio        Proceeds        Value
                                                 --------     ----------         ---------    ------------   ----------
  Second Preceding Collection Period                0              0                  0.00%            -            -
  First Preceding Collection Period                 0              0                  0.00%            -            -
  Current Collection Period                         3              2                150.00%      20,112.42    12,147.51
  Three Month Average                               1              1                 50.00%      20,112.42    12,147.51


Ratio of 3 Month Average Net Liquidation Proceeds to
Average Residual Value for the Current Collection Period                                                         165.57%


                                                                                               Annualized
                                                                                                 Average
                                                                                               Charge-Off
                                                                                                  Rate
Ratio of Net Credit Losses to the Average Pool Balance                                       -------------
for Each Collection Period:
    Second Preceding Collection Period                                                                0.57%
    First Preceding Collection Period                                                                 0.73%
    Current Collection Period                                                                         0.69%
    Three Month Average                                                                               0.66%

Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):
    Second Preceding Collection Period                                                                0.21%
    First Preceding Collection Period                                                                 0.19%
    Current Collection Period                                                                         0.17%
    Three Month Average                                                                               0.19%


                                                             Class B           Class A           Total
                                                              Amount           Amount            Amount
Reserve Fund:                                             --------------  ----------------   -------------
  Beginning Balance                                         1,227,656.25     29,553,131.73   30,780,787.98
  Withdrawal Amount
  Transferor Excess
                                                          --------------  ----------------   -------------
  Ending Balance                                            1,227,656.25     29,553,131.73   30,780,787.98
  Specified Reserve Fund Balance                            1,227,656.25     29,553,131.73   30,780,787.98
                                                          --------------  ----------------   -------------
  Release to Transferor                                               -                 -               -
  Cumulative Withdrawal Amount                                        -                 -               -


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1998 for the Collection Period of April 1, through April 30, 1998
                                                                             Certificate      Certificate
                                                              Total            Percent          Balance
                                                          --------------  ----------------   -------------
Certificate Interest Earned                                                                   6,364,354.16
---------------------------
Interest:
---------
  Interest Collections                                      9,897,775.46             98.00%
  Net Investment Income                                              -
  Prior Carryover Shortfall                                          -
  Carryover Shortfall (Inc) Dec                                      -
  Total Carryover Shortfall                                          -
  Servicer's Fee                                           (1,026,026.27)
  Capped and Uncapped Expenses                                (15,613.85)
  Non-recoverable Advances                                   (131,284.09)
  B Certificate Interest Subordinated Inc (Dec)                      -
  B Certificate Principal Subordinated Inc (Dec)                     -
                                                          --------------
  Total Interest Available                                  8,724,851.25
                                                          --------------
  Interest on Carryover Shortfall                                    -
  Interest on Certificate Principal Loss Amount                      -
                                                          --------------                     -------------
  Interest Distributed/Allocated                            8,724,851.25                      6,364,354.16
                                                          --------------                     -------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections                                    15,327,736.46
  Liquidated Contracts                                      4,733,039.88
  Accelerated Principal Distribution Amount                          -
  Carryover Shortfall                                                -
  Prior Carryover Shortfall                                          -
  Total Carryover Shortfall                                          -
  B Certificate Principal Subordinated Inc (Dec)                     -
                                                          --------------
  Total Principal Distribution                             20,060,776.34
                                                          --------------
Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount                         -
  Current Loss Amount                                         702,285.38
  Loss Reimbursement                                         (702,285.38)
  Ending Certificate Principal Loss Amount                           -

Class B Principal Subordinated:
-------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                             1,658,211.71                                 0
  Allocations - Current Period                              6,364,354.16                      6,364,354.16
  Allocations - Not Disbursed Beginning of Period           6,364,354.16                      6,364,354.16
  Allocations - Not Disbursed End of Period                12,728,708.32                     12,728,708.32

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                 1,658,211.71                                 0
  Total Allocation Amount                                   6,364,354.16                      6,364,354.16
                                                          --------------                     -------------
     Total Due To Trust                                     8,022,565.87                      6,364,354.16
                                                          --------------                     -------------


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1998 for the Collection Period of April 1, through April 30, 1998
                                                             Class A1         Class A1          Class A2         Class A2
                                                             Percent           Balance          Percent           Balance
                                                          --------------  ----------------   -------------   ----------------
Certificate Interest Earned                                                   2,118,333.33                       3,439,583.33
---------------------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicers Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------                   ----------------
  Interest Distributed/Allocated                                              2,118,333.33                       3,439,583.33
                                                                          ----------------                   ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Loss Amount
  Loss Reimbursement
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                                          0                                  0
  Allocations - Current Period                                                2,118,333.33                       3,439,583.33
  Allocations - Not Disbursed Beginning of Period                             2,118,333.33                       3,439,583.33
  Allocations - Not Disbursed End of Period                                   4,236,666.66                       6,879,166.66

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                              0                                  0
  Total Allocation Amount                                                     2,118,333.33                       3,439,583.33
                                                                          ----------------                   ----------------
     Total Due To Trust                                                       2,118,333.33                       3,439,583.33
                                                                          ----------------                   ----------------


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1998 for the Collection Period of April 1, through April 30, 1998
                                                             Class A3         Class A3          Class B           Class B
                                                             Percent           Balance          Percent           Balance
                                                          --------------  ----------------   -------------   ----------------
Certificate Interest Earned                                                     391,031.25                         415,406.25
---------------------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicers Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------                   ----------------
  Interest Distributed/Allocated                                                391,031.25                         415,406.25
                                                                          ----------------                   ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Loss Amount
  Loss Reimbursement
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                                          0                                  0
  Allocations - Current Period                                                  391,031.25                         415,406.25
  Allocations - Not Disbursed Beginning of Period                               391,031.25                         415,406.25
  Allocations - Not Disbursed End of Period                                     782,062.50                         830,812.50

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                              0                                  0
  Total Allocation Amount                                                       391,031.25                         415,406.25
                                                                          ----------------                   ----------------
     Total Due To Trust                                                         391,031.25                         415,406.25
                                                                          ----------------                   ----------------


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1998 for the Collection Period of April 1, through April 30, 1998
                                                            Transferor       Transferor
                                                             Interest         Interest
                                                             Percent           Balance
                                                          --------------  ----------------
Certificate Interest Earned
---------------------------
Interest:
---------
  Interest Collections                                              2.00%
  Net Investment Income
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicers Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------
  Interest Distributed/Allocated                                              2,360,497.09
                                                                          ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Loss Amount                                                          (702,285.38)
  Loss Reimbursement
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                               1,658,211.71
  Allocations - Current Period                                                           0
  Allocations - Not Disbursed Beginning of Period                                        0
  Allocations - Not Disbursed End of Period                                              0

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                   1,658,211.71
  Total Allocation Amount                                                                0
                                                                          ----------------
     Total Due To Trust                                                       1,658,211.71
                                                                          ----------------

/S/ ROBERT M. DOWE
---------------------
    Robert M. Dowe
      Controller